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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Michael J. Sangiacomo, Mark R. Lomele and Jon D. Braslaw, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf the Norcal Waste Systems, Inc. (the "Company") Annual Report on Form 10-K for its fiscal year ended September 30, 1996, and to execute any amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: December 20, 1996

                                          /s/        GALE R. KAUFMAN
                                          --------------------------------------
                                                     GALE R. KAUFMAN


                                          /s/        JOHN B. MOLINARI
                                          --------------------------------------
                                                     JOHN B. MOLINARI


                                          /s/        H. WELTON FLYNN
                                          --------------------------------------
                                                     H. WELTON FLYNN


                                          /s/     MICHAEL J. SANGIACOMO
                                          --------------------------------------
                                                  MICHAEL J. SANGIACOMO


                                          /s/         MARK R. LOMELE
                                          --------------------------------------
                                                      MARK R. LOMELE


                                          /s/         JON D. BRASLAW
                                          --------------------------------------
                                                      JON D. BRASLAW